UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012 (May 14, 2012)

  FIFTH & PACIFIC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 354-4900

Liz Claiborne, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective May 14, 2012, Fifth & Pacific Companies, Inc. (the “Company”) completed its name change from Liz Claiborne, Inc. (“Liz”). The name change was effected through a short form merger pursuant to Section 253 of the General Corporation Law of the State of Delaware by merging a wholly owned subsidiary of Liz into Liz, with Liz as the surviving corporation in the merger. The merger had the effect of amending the Liz Restated Certificate of Incorporation, as amended, to reflect the change in corporate name to Fifth & Pacific Companies, Inc.

The outstanding shares of the Company’s common stock were not affected by the change of name and continue to trade on the New York Stock Exchange; however, the CUSIP number changed to 316645100 and the new trading symbol for the common stock is FNP. A copy of the Certificate of Ownership and Merger is attached to this Report as Exhibit 3.1 and incorporated herein by reference thereto.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 15, 2012, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in North Bergen, New Jersey. Of the 101,775,155 shares of common stock outstanding and entitled to vote at the Annual Meeting as of March 20, 2012, the record date, the holders of record of 93,776,442 shares common stock were present, in person or by proxy, and entitled to vote at the Annual Meeting, constituting a quorum. The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the votes cast for or withheld, the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

(i)  stockholders elected the following nominees to the Company’s Board of Directors, to serve until the 2013 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Number of	Votes			Broker
Name	Shares Voted	For	Withheld	Abstain	Non-Votes
Bernard W. Aronson	83,013,002	77,489,058	5,523,944	34,193	10,729,247
Lawrence S. Benjamin	83,013,101	80,167,396	2,845,705	34,094	10,729,247
Raul J. Fernandez	83,011,888	79,934,342	3,077,546	35,307	10,729,247
Kenneth B. Gilman	83,008,598	82,391,157	617,441	38,597	10,729,247
Nancy J. Karch	83,011,228	71,264,628	11,746,600	35,967	10,729,247
Kenneth P. Kopelman	83,009,351	79,125,434	3,883,917	37,844	10,729,247
Kay Koplovitz	83,007,802	77,496,260	5,511,542	39,393	10,729,247
Arthur C. Martinez	83,011,632	71,763,405	11,248,227	35,563	10,729,247
William L. McComb	83,009,129	82,271,049	738,080	38,066	10,729,247
Doreen A. Toben	83,015,521	80,044,107	2,971,414	31,674	10,729,247

(ii)  stockholders approved the advisory (non-binding) resolution relating to executive compensation:

	Votes
Number of Shares Voted	For	Withheld	Abstain	Broker Non-Votes
82,945,996	79,996,209	2,949,787	101,199	10,729,247

(iii) stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year:

	Votes
Number of Shares Voted	For	Withheld	Abstain	Broker Non-Votes
93,681,021	93,132,390	548,631	95,421	0

and (iv) stockholders did not approve a stockholder proposal concerning stockholder action by written consent, as described in the Proxy Statement.

	Votes
Number of Shares Voted	For	Withheld	Abstain	Broker Non-Votes
81,702,348	38,874,635	42,827,713	1,344,847	10,729,247

ITEM 8.01. OTHER EVENTS.

On May 15, 2012, the Company issued a Press Release announcing that its name was changed to Fifth & Pacific Companies, Inc. from Liz Claiborne, Inc. A copy of the Press Release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

3.1	Certificate of Ownership and Merger Merging DSRT Holding Corporation into Liz Claiborne, Inc., dated May 14, 2012, filed herewith.

99.1	Press Release dated May 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH & PACIFIC COMPANIES, INC.

Date: May 18, 2012	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President, Chief Legal Officer, General Counsel and Secretary

EXHIBIT LISTING

3.1	Certificate of Ownership and Merger Merging DSRT Holding Corporation into Liz Claiborne, Inc., dated May 14, 2012, filed herewith.

99.1	Press Release dated May 15, 2012.